Earnings per Share (Tables)	12 Months Ended
Jun. 30, 2024
Earnings per Share
Schedule of earnings per share

(in € thousands, except share and per share data)	Year Ended June 30,
	2022	2023	2024
Net income (loss) attributable to shareholders	(9,317)	(17,019)	(24,911)
Weighted average ordinary shares outstanding (basic and diluted) – in millions	86.3	86.6	86.8
Basic and diluted earnings per share	(0.11)	(0.20)	€(0.29)

Schedule of potential ordinary shares excluded from diluted earnings per share as their conversion would have an antidilutive effect

Potential ordinary shares excluded from diluted earnings per share as their conversion would have an antidilutive effect are as follows (in millions):

	As of June 30,
(in millions)	2022	2023	2024
Long-Term Incentive Plan (Restricted Share Units)	0.2	0.9	2.5
Long-Term Incentive Plan (Options)	—	—	3.3
Alignment Award (Options)	6.4	6.2	6.1
Total	6.6	7.1	11.9